NET LOSS PER SHARE (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022		Dec. 31, 2021		Dec. 31, 2020
Net Loss Per Share
Weighted number of shares	32,980,997	[1]	31,154,258	[1]	22,453,025
Loss attributable to equity holders of the Company	$ 13,349		$ 6,462		$ 5,385	[1]

[1]	Computation of diluted loss per share did not include potential ordinary shares that would result from conversion of outstanding options and warrants, since their conversion has anti-dilutive effect.